Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Ready Capital Corporation

1140 Avenue of Americas, 7th Floor

New York, New York 10036

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Ready Capital Corporation (the “Company”) and Citigroup Global Markets Inc., Performance Trust Capital Partners, LLC and Sandler O’Neill & Partner, L.P. (together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of seasoned performing commercial mortgage loans in conjunction with the proposed offering of Sutherland Commercial Mortgage Trust 2018-SBC7, Commercial Mortgage Pass-Through Certificates, Series 2018-SBC7.

The Company is responsible for the information provided to us, including the information set forth in the Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 18, 2018, representatives of the Company provided us with a computer generated seasoned performing commercial mortgage loans data file and related record layout (the “Data File”) containing data, as represented to us by the Company, as of the close of business September 30, 2018, with respect to 452 seasoned performing commercial mortgage loans (the “Mortgage Loans”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Mortgage Loans relating to the mortgage asset characteristics (the “Characteristics”) set forth on the Data File and indicated below.

Characteristics

1	Loan ID (for informational purpose only)	13	Rate Margin **
2	Current Balance	14	Maximum Rate **
3	Loan Status	15	Minimum Rate **
4	Next Payment Due Date	16	Next Rate Reset Date **
5	Payment Frequency (months)	17	Frequency of Rate Reset (months) **
6	Maturity Date	18	Monthly Debt Service (IO)
7	Remaining Term (months)	19	Monthly Debt Service (P&I)
8	Remaining Interest Only Term (months)	20	Modification Flag (Y/N)
9	Remaining Amortization Term (months)*	21	Modification Date
10	Current Rate	22	Prepayment Provision Description
11	Rate Type (Floating or Fixed)	23	Active Prepayment Protection Flag (Y/N)
12	Rate Index **

* For Mortgage Loans with a Remaining Interest Only Term (months), as set forth on the Servicer System File (as defined below), of zero only.

** For Mortgage Loans with a Rate Type, as set forth on the Servicer System File (as defined below), as “Floating” only.

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We compared Characteristics 2. through 6., 8., and 10. through 23. to the corresponding information set forth on or derived from electronic mortgage loan files, prepared, created and delivered by the Company, from the servicer system, as of close of business September 30, 2018 (collectively, the “Servicer System File”).

With respect to Characteristic 7., we recomputed the Remaining Term (months) by determining the number of payment dates from and exclusive of September 30, 2018 to and inclusive of the Maturity Date (as set forth on the Servicer System File).

With respect to Characteristic 9., for Mortgage Loans with a Rate Type (as set forth on the Servicer System File) of (i) “Fixed,” we recomputed the Remaining Amortization Term (months) using the Current Rate, Current Balance and Monthly Debt Service (P&I) (each as set forth on or derived from the Servicer System File), a 30/360 interest accrual basis and methodologies provided to us by the Company and compared such recomputations to the corresponding information set forth on the Data File and (ii) “Floating”, we compared the Remaining Amortization Term (months) to the Servicer System File.

For purposes of our procedures and at your instruction, with respect to Characteristic 19., differences of $0.05 or less are deemed to be “in agreement”.

The Servicer System File described above and used in support of the Characteristics were provided to us by representatives of the Company. We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Servicer System File and we make no representations concerning the accuracy or completeness of any of the information contained therein. We make no representations as to whether the Servicer System File is comprehensive or reflects the current prevailing terms with respect to the corresponding Mortgage Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File were found to be in agreement with the above-mentioned Servicer System File and recomputations.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans underlying the Data File, or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Mortgage Loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 19, 2018